UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Creating a New Challenger In the Beverage Industry Introducing Keurig Dr Pepper

We Are Beginning A New Chapter of GROWTH for DPS +

3 Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by the use of words such as “anticipate,” “expect,” “believe,” “could,” “estimate,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar words, phrases or expressions and variations or negatives of these words, although not all forward-looking statements contain these identifying words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of the combined company following the proposed merger, the anticipated benefits of the proposed merger, including estimated synergies, the expected timing of completion of the proposed merger and related transactions and other statements that are not historical facts. These statements are based on the current expectations of Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties regarding the combined company’s business and the proposed merger and actual results may differ materially. These risks and uncertainties include, but are not limited to: (i) the ability of the parties to successfully complete the proposed merger on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed merger, (ii) access to significant debt financing for the proposed merger on a timely basis and reasonable terms and the impact such significant additional debt may have on our ability to operate the combined business following the proposed merger, (iii) risks relating to the integration of the Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the proposed merger will not be realized or will not be realized within the expected timeframe and (iv) risks relating to the businesses of Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. and the industries in which they operate and the combined company will operate following the proposed merger. These risks and uncertainties, as well as other risks and uncertainties, will be more fully discussed in a proxy statement that will be filed by Dr Pepper Snapple Group, Inc. with the Securities and Exchange Commission in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statement made herein speaks only as of the date of this document. Neither Keurig Green Mountain Parent Holdings Corp. nor Dr Pepper Snapple Group, Inc. is under any obligation to, and each expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable laws or regulations. References to pro forma and combined pro forma information reflect Keurig Green Mountain's estimates for the combined company using Keurig Green Mountain's actual 2017 results and analyst consensus estimates for Dr Pepper Snapple Group, Inc., giving effect to the fully leveraged company and estimated synergies, utilizing a tax rate of 26% and do not reflect pro forma financial information presented pursuant to Article 11 of Regulation of S-X. Important Additional Information This communication is being made in respect of the proposed transaction involving Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. The proposed transaction will be submitted to the stockholders of Dr Pepper Snapple Group, Inc. for their consideration. In connection therewith, Dr Pepper Snapple Group, Inc. intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Dr Pepper Snapple Group, Inc. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Dr Pepper Snapple Group, Inc. once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Dr Pepper Snapple Group, Inc. will be available free of charge on Dr Pepper Snapple Group, Inc.’s website at https://www.drpeppersnapplegroup.com/ under the heading “SEC Filings and Proxy Statements” within the “Investors” portion of Dr Pepper Snapple Group, Inc.’s website. Stockholders of Dr Pepper Snapple Group, Inc. may also obtain a free copy of the definitive proxy statement by contacting Dr Pepper Snapple Group, Inc.’s Investor Relations Department at (972) 673-7000. Keurig Green Mountain Parent Holdings Corp., Bob Gamgort (Director and Chief Executive Officer of Keurig Green Mountain Parent Holdings Corp.), Ozan Dokmecioglu (Chief Financial Officer of Keurig Green Mountain Parent Holdings Corp.), Bart Becht (a Director of Keurig Green Mountain Parent Holdings Corp.) may be deemed to be “participants” under SEC rules in any solicitation of Dr Pepper Snapple Group, Inc. stockholders in respect of a Keurig Green Mountain Parent Holdings Corp. proposal for a transaction with Dr Pepper Snapple Group, Inc.. Neither Keurig Green Mountain Parent Holdings Corp. nor any of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in Dr Pepper Snapple Group, Inc. or the matters to be acted upon in connection with a potential transaction involving Keurig Green Mountain Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. Forward Looking Statements

Two Industry Leaders Coming Together Owned, Licensed, Allied and Partner Brands 4

5 Leader in single-serve coffee in North America with installed brewers in more than 25 million North American homes and offices 75 owned, licensed and partner brands are available in the system Strong distribution capabilities in traditional retail channels combined with unique strength in ecommerce and office/hospitality 2017 Revenue: $4.1 billion 2017 Adjusted Op. Income $1.1 billion2 1 Analyst Consensus Estimate 2 Excludes one-time non-recurring expenses and intangible amortization Who is Keurig Green Mountain?

6 Manufacturer Definition Consumer Need States The Time is NOW...We Must Change As Consumers Do From To Consumer Choice Set CSD Water Hot Beverage Refrigerated Energize Hydrate Refresh Wholesome Indulgent E.g., consumer need for afternoon energy boost

Carbonates Juice Water Sport / Energy RTD Tea RTD Coffee SS Coffee Tea (1%) to 1% Non-Colas +1 to 2% (2%) to 0% Coconut +10% 3% to 6% 6% to 10% 6% to 10% +10% +10% 0% to 2% Dr Pepper Snapple Keurig Green Mountain/ JAB Category Retail $ Trends1 Keurig Dr Pepper Will Have World-Class Iconic Brands Across Hot and Cold Beverages Owned / Invested Allied / Partner DPS Brand 1McKinsey Retail Dollar Estimates for 2011 to 2016, based on Beverage Digest, Nielsen and Euromonitor; US + Canada; excludes non-packaged formats (e.g. CSD Fountain, Coffee Shop Retail locations) 7

8 Ecommerce Workplace / Office Department Specialty Convenience Retail Drug / Dollar Local DSD Access Grocery / Mass Club Cold Drink / Vending Local Retail With Unrivaled Nationwide Distribution Capabilities Each Company Brings Unique Channel Strengths That Expand the Reach of the Combined Business

9 Moving Forward Bob Gamgort becomes CEO of Keurig Dr Pepper Ozan Dokmecioglu becomes CFO of Keurig Dr Pepper Larry Young becomes a Board Member of Keurig Dr Pepper Our DPS Leadership Team will continue running our business in Plano, TX There are no plans to close any DPS locations The merger is expected to close in Q2 Right now, we must focus on delivering our 2018 plan

10 Keurig Dr Pepper

Our Commitment To You 11 We know you have questions There will be change ahead We commit to frequent and honest communication Sent FAQs yesterday with details on benefits questions We will give you answers as we have them